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Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report

June 30, 2001


Mercury
Total Return
Bond Fund
of Mercury HW Funds



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks to maximize long-term total return. The Fund will seek to achieve its objective by investing all of its assets in Total Return Bond Master Portfolio of Fund Asset Management Master Trust, which has the same investment objective as the Fund.

The Portfolio may invest a portion of its assets in non-investment-grade debt securities, commonly referred to as high yield "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principle than securities in higher rating categories. The Portfolio may also invest a portion of its assets in emerging markets and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.


Mercury Total Return Bond Fund of
Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400


Printed on post-consumer recycled paper

OFFICERS AND TRUSTEES


Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary
Anna Marie S. Lopez, Assistant Treasurer and Assistant Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



IMPORTANT TAX INFORMATION
(UNAUDITED)


Of the net investment income distributions paid monthly by Mercury Total Return Bond Fund during the fiscal year ended June 30, 2001, 17.72% is attributable to income from Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


June 30, 2001  Mercury Total Return Bond Fund



DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to present to you this annual report of Mercury Total Return Bond Fund for the fiscal year ended June 30, 2001. The past 12 months have brought significant uncertainty and change in the financial markets. Investors experienced a lesson on the whole concept of the value of a company. The economy moved from a period of the strongest year-over-year growth ever seen in the United States to bumping along at a near-zero growth rate, while debates over whether or not we were in a recession became the primary discussion. Federal Reserve Board Chairman Alan Greenspan changed his reputation as a gradualist by aggressively cutting the Federal Funds rate 275 basis points (2.75%) through six interest rate reductions in six months.

In June 2000, the US economy was coming off a quarter of 5.6% growth but began showing signs of slowing slightly. High energy prices and a decline in the equity markets (particularly the NASDAQ) were beginning to weigh on the pace of economic growth. It was clear to us that the manufacturing sector was bearing the brunt of the incipient slowing. The yield curve began to steepen as investors were looking ahead to probable moves by the Federal Reserve Board. These expectations proved correct as more signs of a real slowdown in the economy emerged and Federal Reserve Board Chairman Greenspan began cutting interest rates aggressively. The Federal Reserve Board's urgency may, in part, have stemmed from the fact that growth outside the United States also was slowing, adding to the pressure on the US economy. Interestingly, employment was slow to show any effects of a weakening economy, perhaps a sign of just how tight the labor market had become.

Interest rates in the intermediate and long segments of the yield curve moved lower by more than 130 basis points in the latter half of 2000, while short-term rates were largely unchanged. As 2001 got underway, the Federal Reserve Board started easing monetary policy and short-term interest rates moved down quickly while long-term interest rates actually moved higher. From the time the Federal Reserve Board first cut the Federal Funds rate from 6% to 5.5% at the end of January, the 10-year Treasury note's yield moved up 30 basis points. This created a challenging investing environment in which corporate spreads tightened and interest rates moved higher, while the economy was slowing and the default rate was rising. This is certainly contrary to historical precedent.

There were two major national stories that kept the focus of the markets for large parts of the past year: the presidential election and the budget surplus. The election, while it garnered much of the market's, as well as the nation's, attention for most of the fourth quarter of 2000, did not appear to have a significant impact on the financial markets. The budget surplus, on the other hand, has continued to be a dominant theme in the valuation of the bond market for a year and a half. The notion of a budget surplus inspired Treasury buybacks and prompted a huge rally in US Treasury securities during early and mid-2000. Since then, the buybacks have kept pressure on interest rates, keeping them lower than otherwise might have been the case, especially in the long end of the curve. This is particularly noticeable when looking at swap spreads, a good proxy for general credit spreads, which have stayed near all-time highs for more than a year. In other words, we have seen a larger-than-normal difference between the general level of interest rates (for example, corporate borrowing rates, mortgage rates and consumer loan rates) and the rate at which the Government borrows.


June 30, 2001  Mercury Total Return Bond Fund


While it is true that general spreads remain at historically wide levels, spread products have actually performed quite well during the first half of 2001. This recovery followed the breathtakingly poor performance of these sectors in the previous year. During the year 2000, the credit portion of the unmanaged Lehman Brothers Aggregate Bond Index posted -417 basis points of excess return. Mortgage-backed securities posted a comparatively good -69 basis points during the same time period. This set up the recovery in spread product, which occurred during the first half of 2001 despite an economy that is struggling from a possible recession. The credit component of the Index contributed 282 basis points of excess return between January 1, 2001 and June 30, 2001. Mortgage-backed securities added 28 basis points of excess return for the same period. Asset-backed securities were somewhat less volatile, contributing 40 basis points and 86 basis points during the year 2000 and first half of 2001, respectively.

For the year ended June 30, 2001, the Fund's Class I and Class A Shares provided total returns of +8.18% and +7.76%, respectively. For the period October 6, 2000 (inception) through June 30, 2001, the Fund's Class B and Class C Shares provided total returns of +5.08% and +4.10%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) Performance was helped by the excellent performance of the bond market. Unfortunately, this was below the +11.23% return of the unmanaged Lehman Brothers Aggregate Bond Index for the year ended June 30, 2001. The Fund's heavy weighting in corporate securities in the second half of 2000 negatively affected the relative returns of the Fund. This was compounded by our holding debt issued by Comdisco Inc., a company that suffered financial difficulties, which negatively affected performance during the second quarter of 2001. Our substantial holdings of asset-backed securities, on the other hand, were a positive factor. The structure of the portfolio along the yield curve was a slight negative as our concentration in intermediate-term securities meant that the Fund held fewer notes in the short portion of the yield curve, which was the best-performing sector during the first part of 2001.


June 30, 2001  Mercury Total Return Bond Fund


In Conclusion
We appreciate your continued support of Mercury Total Return Bond
Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Nancy D. Celick)
Nancy D. Celick
President



(Christopher G. Ayoub)
Christopher G. Ayoub
Portfolio Manager



(James J. Pagano)
James J. Pagano
Portfolio Manager


August 17, 2001


Effective August 1, 2001, Christopher G. Ayoub and James J. Pagano became Portfolio Managers of Mercury Total Return Bond Fund, primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ayoub is Managing Director of Mercury Advisers (the "Adviser") and Manager of the Core Fixed Income Department of the Adviser. He joined the Adviser in 1982. Mr. Pagano is Vice President and Portfolio Manager responsible for Core Fixed Income products, a position he has held since 1998. He joined the Adviser in 1997 and has held various positions at Merrill Lynch & Co. since 1992.


June 30, 2001  Mercury Total Return Bond Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 4.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 4.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class I, Class A, Class B and Class C Shares in excess of 0.65%, 0.90%, 1.65% and 1.65%, respectively, of the average net assets of each class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


June 30, 2001  Mercury Total Return Bond Fund



FUND PERFORMANCE DATA (CONTINUED)

RECENT PERFORMANCE RESULTS
                            6-Month         12-Month     Since Inception      Standardized
As of June 30, 2001       Total Return    Total Return     Total Return       30-Day Yield
Class I*                    + 2.70%           + 8.18%         +66.79%              6.07%

Class A*                    + 2.49            + 7.76          +10.55               5.83

Class B*                    + 2.29             --             + 5.08               6.11

Class C*                    + 1.33             --             + 4.10               6.63

Lehman Brothers Aggregate
Bond Index**                + 3.62            +11.23     +67.83/+17.83/+8.13        --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the payable date.
The Fund's Class I Shares commenced operations on 12/06/94; Class A
Shares on 6/02/99; and Class B and Class C Shares on 10/06/00.
**This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity. Since inception total returns are from 12/06/94, 6/02/99 and 10/06/00, respectively.

June 30, 2001  Mercury Total Return Bond Fund



FUND PERFORMANCE DATA (CONTINUED)

TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in Mercury Total Return Bond Fund++ Class I Shares* compared to a similar investment in the Lehman Brothers Aggregate
Bond Index++++. Beginning and ending values are:

                                     12/06/94**          6/01

Mercury Total Return Bond Fund++--
Class I Shares*                       $ 9,575          $15,970

Lehman Brothers Aggregate
Bond Index++++                        $10,000          $16,784



A line graph illustrating the growth of a $10,000 investment in Mercury Total Return Bond Fund++ Class A Shares* compared to a similar investment in the Lehman Brothers Aggregate
Bond Index++++. Beginning and ending values are:

                                      6/02/99**          6/01

Mercury Total Return Bond Fund++--
Class A Shares*                       $ 9,575          $10,585

Lehman Brothers Aggregate
Bond Index++++                        $10,000          $11,658


A line graph illustrating the growth of a $10,000 investment in Mercury Total Return Bond Fund++ Class B and Class C Shares* compared to a similar investment in the Lehman Brothers Aggregate
Bond Index++++. Beginning and ending values are:

                                      10/6/00**          6/01

Mercury Total Return Bond Fund++--
Class B Shares*                       $10,000          $10,108

Mercury Total Return Bond Fund++--
Class C Shares*                       $10,000          $10,311

Lehman Brothers Aggregate
Bond Index++++                        $10,000          $10,831



*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Total Return Bond Master Portfolio of the Fund Asset Management Master Trust. The Portfolio invests in a diversified portfolio of bonds of different maturities, including US Government securities, corporate bonds, asset-backed securities and mortgage-backed securities.
++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Past performance is not indicative of future results.


June 30, 2001  Mercury Total Return Bond Fund



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**
One Year Ended
6/30/01                                    +8.18%         +3.59%

Five Years Ended
6/30/01                                    +6.85          +5.93

Inception (12/06/94)
through 6/30/01                            +8.10          +7.39

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended
6/30/01                                    +7.76%         +3.18%

Inception (6/02/99)
through 6/30/01                            +4.95          +2.78

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.


AGGREGATE TOTAL RETURN

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

Inception (10/06/00)
through 6/30/01                            +5.08%         +1.08%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

Inception (10/06/00)
through 6/30/01                            +4.10%         +3.10%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


June 30, 2001  Mercury Total Return Bond Fund

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001
MERCURY TOTAL RETURN BOND FUND
Assets:
Investment in Total Return Bond Master Portfolio, at value
(identified cost--$154,689,754)                                                           $   154,019,513
                                                                                          ---------------
Total assets                                                                                  154,019,513
                                                                                          ---------------

Liabilities:
Payables:
 Dividends to shareholders                                                $       29,866
 Administrator                                                                    14,338
 Distributor                                                                      14,309           58,513
                                                                         ---------------  ---------------
Accrued expenses                                                                                   58,340
                                                                                          ---------------
Total liabilities                                                                                 116,853
                                                                                          ---------------

Net Assets:
Net assets                                                                                $   153,902,660
                                                                                          ===============

Net Assets Consist of:
Paid-in capital                                                                           $   161,412,325
Undistributed investment income--net                                                               55,633
Accumulated realized capital losses on investments and from the Portfolio--net                (6,895,057)
Unrealized depreciation on investments from the Portfolio--net                                  (670,241)
                                                                                          ---------------
Net assets                                                                                $   153,902,660
                                                                                          ===============

Net Asset Value:
Class I--Based on net assets of $86,849,286 and 6,961,702 shares
outstanding++                                                                              $        12.48
                                                                                          ===============
Class A--Based on net assets of $66,907,586 and 5,368,648 shares
outstanding++                                                                              $        12.46
                                                                                          ===============
Class B--Based on net assets of $145,775 and 11,736 shares outstanding++                   $        12.42
                                                                                          ===============
Class C--Based on net assets of $12.91 and 1.053 shares outstanding++                      $        12.26
                                                                                          ===============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.

June 30, 2001  Mercury Total Return Bond Fund


STATEMENT OF OPERATIONS
For the Year Ended June 30, 2001++
MERCURY TOTAL RETURN BOND FUND
Investment Income:
Dividends                                                                                   $         172
Interest and discount earned                                                                    3,086,140
Investment income allocated from the Portfolio                                                  8,194,830
Expenses allocated from the Portfolio                                                           (489,254)
                                                                                          ---------------
Total income and net investment income from the Portfolio                                      10,791,888
                                                                                          ===============

Expenses:
Administration fees                                                     $        290,046
Investment advisory fees                                                         218,793
Transfer agent fees--Class I                                                     149,178
Account maintenance fees--Class A                                                138,509
Transfer agent fees--Class A                                                      74,648
Printing and shareholder reports                                                  68,845
Registration fees                                                                 56,817
Accounting services                                                               36,830
Professional fees                                                                 27,481
Pricing fees                                                                      17,564
Custodian fees                                                                     6,768
Trustees' fees and expenses                                                        2,418
Account maintenance and distribution fees--Class B                                   355
Transfer agent fees--Class B                                                          44
Other                                                                              8,950
                                                                         ---------------
Total expenses before reimbursement                                            1,097,246
Reimbursement of expenses                                                      (428,447)
                                                                         ---------------
Total expenses after reimbursement                                                                668,799
                                                                                          ---------------
Investment income--net                                                                         10,123,089
                                                                                          ---------------

Realized & Unrealized Gain (Loss) from
Investments and the Portfolio--Net:
Realized gain from:
 Investments--net                                                                629,730
 The Portfolio--net                                                              897,000        1,526,730
                                                                         ---------------
Change in unrealized appreciation/depreciation on:
 Investments--net                                                              (571,620)
 The Portfolio--net                                                            1,094,083          522,463
                                                                         ---------------   --------------
Net Increase in Net Assets Resulting from Operations                                       $   12,172,282
                                                                                           ==============

++On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.

June 30, 2001  Mercury Total Return Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS
MERCURY TOTAL RETURN BOND FUND
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Assets:                                             2001++             2000
Operations:
Investment income--net                                                    $   10,123,089   $    8,960,030
Realized gain (loss) on investments and from the
Portfolio--net                                                                 1,526,730      (6,981,068)
Change in unrealized appreciation/depreciation on
investments and the Portfolio--net                                               522,463        1,666,645
                                                                          --------------   --------------
Net increase in net assets resulting from operations                          12,172,282        3,645,607
                                                                          --------------   --------------

Dividends to Shareholders:
Investment income--net:
 Class I                                                                     (6,633,259)      (7,291,962)
 Class A                                                                     (3,591,934)      (1,500,514)
 Class B                                                                         (3,295)               --
 Class C                                                                             (1)               --
                                                                          --------------   --------------
Net decrease in net assets resulting from dividends
to shareholders                                                             (10,228,489)      (8,792,476)
                                                                          --------------   --------------

Capital Share Transactions:
Net increase in net assets derived from capital share
transactions                                                                   7,647,697       24,788,415
                                                                          --------------   --------------

Net Assets:
Total increase in net assets                                                   9,591,490       19,641,546
Beginning of year                                                            144,311,170      124,669,624
                                                                          --------------   --------------
End of year*                                                              $  153,902,660   $  144,311,170
                                                                          ==============   ==============

*Undistributed investment income--net                                     $       55,633   $      159,921
                                                                          ==============   ==============

++On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.

June 30, 2001  Mercury Total Return Bond Fund



FINANCIAL HIGHLIGHTS

MERCURY TOTAL RETURN BOND FUND
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                         Class I++
Increase (Decrease) in                                                           For the Year Ended June 30,
Net Asset Value:                                                       2001+++      2000      1999      1998      1997
Per Share Operating Performance:
Net asset value, beginning of
year                                                                  $  12.33   $  12.85  $  13.46  $  13.04   $  12.78
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .83        .86       .81       .89        .99
Realized and unrealized gain
(loss) on investments and from
the Portfolio--net                                                         .15      (.54)     (.49)       .50        .30
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .98        .32       .32      1.39       1.29
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                  (.83)      (.84)     (.83)     (.97)      (.92)
 Realized gain on
 investments--net                                                           --         --     (.10)        --      (.11)
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (.83)      (.84)     (.93)     (.97)     (1.03)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  12.48   $  12.33  $  12.85  $  13.46   $  13.04
                                                                      ========   ========  ========  ========   ========
Total Investment Return:*
Based on net asset value per
share                                                                    8.18%      2.59%     2.30%    11.04%     10.48%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                        .65%       .65%      .65%      .65%       .65%
                                                                      ========   ========  ========  ========   ========
Expenses++++                                                              .93%       .92%      .79%     1.02%       .95%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   6.60%      6.80%     5.78%     6.65%      7.08%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of year
(in thousands)                                                        $ 86,849   $100,372  $124,320  $ 45,250   $ 14,310
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                          --       247%      233%      195%       173%
                                                                      ========   ========  ========  ========   ========

*Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.

June 30, 2001  Mercury Total Return Bond Fund



FINANCIAL HIGHLIGHTS (CONTINUED)


MERCURY TOTAL RETURN BOND FUND
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                               Class A+++++
                                                                                            For the Period
                                                                                            June 2, 1999++
                                                                For the Year Ended June 30,   to June 30,
Increase (Decrease) in Net Asset Value:                         2001++++++         2000           1999
Per Share Operating Performance:
Net asset value, beginning of period                            $     12.33    $     12.85    $     12.88
                                                                -----------    -----------    -----------
Investment income--net                                                  .78            .80            .06
Realized and unrealized gain (loss) on
investments and from the Portfolio--net                                 .15          (.51)          (.03)
                                                                -----------    -----------    -----------
Total from investment operations                                        .93            .29            .03
                                                                -----------    -----------    -----------
Less dividends from investment income--net                            (.80)          (.81)          (.06)
                                                                -----------    -----------    -----------
Net asset value, end of period                                  $     12.46    $     12.33    $     12.85
                                                                ===========    ===========    ===========

Total Investment Return:**
Based on net asset value per share                                    7.76%          2.37%        .23%+++
                                                                ===========    ===========    ===========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                     .90%           .90%          .90%*
                                                                ===========    ===========    ===========
Expenses++++                                                          1.18%          1.17%         1.18%*
                                                                ===========    ===========    ===========
Investment income--net                                                6.31%          6.55%         6.26%*
                                                                ===========    ===========    ===========

Supplemental Data:
Net assets, end of period (in thousands)                        $    66,908    $    43,940    $       350
                                                                ===========    ===========    ===========
Portfolio turnover                                                       --           247%           233%
                                                                ===========    ===========    ===========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
++++++On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/ feeder" structure.
+++Aggregate total investment return.
+++++Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.

See Notes to Financial Statements.

June 30, 2001  Mercury Total Return Bond Fund



FINANCIAL HIGHLIGHTS (CONCLUDED)


MERCURY TOTAL RETURN BOND FUND
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                   For the Period
                                                                                 October 6, 2000++
                                                                                  to June 30, 2001
Increase (Decrease) in Net Asset Value:                                        Class B        Class C
Per Share Operating Performance:
Net asset value, beginning of period                                         $     12.38    $     12.38
                                                                             -----------    -----------
Investment income--net                                                               .55            .41
Realized and unrealized gain on investments
and from the Portfolio--net                                                          .07            .09
                                                                             -----------    -----------
Total from investment operations                                                     .62            .50
                                                                             -----------    -----------
Less dividends from investment income--net                                         (.58)          (.62)
                                                                             -----------    -----------
Net asset value, end of period                                               $     12.42    $     12.26
                                                                             ===========    ===========

Total Investment Return:**
Based on net asset value per share                                              5.08%+++       4.10%+++
                                                                             ===========    ===========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                                1.40%*          .43%*
                                                                             ===========    ===========
Expenses++++                                                                      1.65%*          .43%*
                                                                             ===========    ===========
Investment income--net                                                            5.63%*         3.97%*
                                                                             ===========    ===========

Supplemental Data:
Net assets, end of period (in thousands)                                      $      146      $      --
                                                                             ===========    ===========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.

June 30, 2001  Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY TOTAL RETURN BOND FUND

1 Significant Accounting Policies:
Mercury Total Return Bond Fund (the "Fund") is a fund of Mercury HW Funds (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which is organized as a Massachusetts business trust. On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Total Return Bond Master Portfolio (the "Portfolio"), of the Fund Asset Management Master Trust (the "Master Trust"), which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at June 30, 2001, was 98.0%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.


JUNE 30, 2001  MERCURY TOTAL RETURN BOND FUND


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i)relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $4,029 have been reclassified between undistributed net investment income and accumulated net realized capital losses, $43 has been reclassified between paid-in capital and accumulated net realized capital losses and $5,141 has been reclassified between paid-in capital and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2  Transactions with Affiliates:
The Trust on behalf of the Fund has entered into an Administrative Services Agreement with Fund Asset Management L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Mercury Advisors has contractually agreed to pay all annual operating expenses of Class I, Class A, Class B and Class C Shares in excess of .65%, .90%, 1.65%, and 1.65%, respectively, as applied to the daily net assets of each class through June 30, 2001. For the year ended June 30, 2001, Mercury Advisors earned fees of $290,046, all of which was waived. Also, Mercury Advisors reimbursed the Fund $135,932 for additional expenses.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

JUNE 30, 2001  MERCURY TOTAL RETURN BOND FUND


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Pursuant to the Distribution Plans adopted by the Trust in
accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:
                                        Account
                                    Maintenance Fee  Distribution Fee
Class A                                  .25%               --
Class B                                  .25%              .75%
Class C                                  .25%              .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                         FAMD           MLPF&S
Class A                                  $69             $69

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co. Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders. The portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

3  Investments:
Increases and decreases in the Fund's investment in the Portfolio for the period October 6, 2000 to June 30, 2001 were $62,915,237 and $72,938,900, respectively.


JUNE 30, 2001  MERCURY TOTAL RETURN BOND FUND



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4  Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $7,647,697 and $24,788,415 for the years ended June 30, 2001 and June 30, 2000, respectively.

Transactions in capital shares for each class were as follows:

Class I Shares for the Year
Ended June 30, 2001++                          Shares      Dollar Amount

Shares sold                                   2,662,783     $ 33,340,206
Shares issued to shareholders in reinvestment
of dividends                                    515,036        6,432,056
                                           -----------------------------
Total issued                                  3,177,819       39,772,262
Shares redeemed                             (4,356,721)     (54,880,020)
                                           -----------------------------
Net decrease                                (1,178,902)   $ (15,107,758)
                                           =============================

++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.

Class I Shares for the Year
Ended June 30, 2000++                          Shares      Dollar Amount

Shares sold                                   3,371,903     $ 41,986,625
Shares issued to shareholders in reinvestment
of dividends                                    438,484        5,463,345
                                           -----------------------------
Total issued                                  3,810,387       47,449,970
Shares redeemed                             (5,343,164)     (66,748,481)
                                           -----------------------------
Net decrease                                (1,532,777)   $ (19,298,511)
                                           =============================

++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.

Class A Shares for the Year
Ended June 30, 2001++                          Shares      Dollar Amount

Shares sold                                   6,653,859     $ 83,529,962
Shares issued to shareholders in reinvestment
of dividends                                    283,785        3,543,768
                                           -----------------------------
Total issued                                  6,937,644       87,073,730
Shares redeemed                             (5,132,161)     (64,465,949)
                                           -----------------------------
Net increase                                  1,805,483     $ 22,607,781
                                           =============================

++Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.

Class A Shares for the Year
Ended June 30, 2000++                          Shares      Dollar Amount

Shares sold                                   4,965,604     $ 61,723,153
Shares redeemed                             (1,429,672)     (17,636,227)
                                           -----------------------------
Net increase                                  3,535,932     $ 44,086,926
                                           =============================

++Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.

JUNE 30, 2001  MERCURY TOTAL RETURN BOND FUND



NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Class B Shares for the Period October 6, 2000++
to June 30, 2001                                Shares    Dollar Amount

Shares sold                                      11,730     $    147,587
Shares issued to shareholders in reinvestment
of dividends                                          6               74
                                           -----------------------------
Net increase                                     11,736     $    147,661
                                           =============================

++Commencement of operations.

Class C Shares for the Period October 6, 2000++
to June 30, 2001                               Shares      Dollar Amount

Shares sold                                           1      $        13
                                           -----------------------------
Net increase                                          1      $        13
                                           =============================

++Commencement of operations.

5 Capital Loss Carryforward:
At June 30, 2001, the Fund had a net capital loss carryforward of approximately $4,531,000, of which $3,007,000 expires in 2008 and $1,524,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6 Subsequent Event:
On July 26, 2001, the Trust's Board of Trustees declared an ordinary income dividend in the amount of $.068453 per Class IShare, $.065721 per Class A Share, $.065908 per Class B Share and $.068453 per Class DShare payable on July 31, 2001 to shareholders of record as of July 25, 2001.

7 Change in Independent Auditors:

On July 31, 2001, the Board of Trustees of the Trust, upon the recommendation of the Board's audit committee, approved a change of the Fund's independent auditors to Ernst & Young LLP. For the periods ended June 30, 1997 through June 30, 2000, PricewaterhouseCoopers LLP expressed an unqualified opinion on the Fund's financial statements. Further, there were no disagreements between Fund management and PricewaterhouseCoopers LLP prior to their resignation.


June 30, 2001  Mercury Total Return Bond Fund


REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees of Mercury HW Funds and Shareholders of the Mercury Total Return Bond Fund:

We have audited the accompanying statement of assets and liabilities of the Mercury Total Return Bond Fund (one of the portfolios comprising the Mercury HW Funds) as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2000 and financial highlights for each of the four years in the period then ended, were audited by other auditors, whose report dated August 17, 2000 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mercury Total Return Bond Fund at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG

MetroPark, New Jersey
August 17, 2001

June 30, 2001  Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS
TOTAL RETURN BOND MASTER PORTFOLIO
                  Face
Industries       Amount                      Investments                                        Value

CORPORATE BONDS & NOTES--35.0%
Banking--     $ 1,100,000     MBNA Corporation, 4.228% due 6/17/2002 (a)                    $  1,099,103
3.2%            3,100,000     Royal Bank of Scotland Group PLC, 7.816% due
                              11/29/2049                                                       3,242,402
                  750,000     Standard Chartered Bank, 8% due 5/30/2031 (b)                      761,835
                                                                                            ------------
                                                                                               5,103,340

Defense--       2,325,000     Northrop Grumman Corporation, 7.125% due
1.5%                          2/15/2011                                                        2,297,542

Drug/Pharma-    1,250,000     Eli Lilly & Company, 7.125% due 6/01/2025                        1,280,550
ceuticals--
0.8%

Electric--      3,400,000     Mirant Americas, 8.30% due 5/01/2011 (b)                         3,424,881
Integrated--                  NRG Energy Inc.:
3.7%              625,000         7.50% due 6/15/2007                                            630,931
                1,675,000         7.75% due 4/01/2011                                          1,698,165
                                                                                            ------------
                                                                                               5,753,977

Financial       2,725,000     AXA Financial Inc., 7.75% due 8/01/2010                          2,898,119
Services--      1,700,000     Countrywide Home Loan, 5.25% due 6/15/2004                       1,684,717
9.3%            5,000,000     Pemex Finance Ltd., 8.02% due 5/15/2007                          5,207,700
                2,075,000     Pemex Project Funding Master Trust, 9.125% due
                              10/13/2010 (b)                                                   2,196,906
                2,600,000     Salomon Smith Barney Holdings, 6.50% due
                              2/15/2008                                                        2,613,182
                                                                                            ------------
                                                                                              14,600,624

Manufacturing   3,250,000     Boeing Capital Corporation, 6.10% due
--4.3%                        3/01/2011                                                        3,170,115
                              Bombardier Capital Ltd. (b):
                1,500,000         6% due 1/15/2002                                             1,510,131
                2,000,000         7.50% due 8/15/2004                                          2,083,382
                                                                                            ------------
                                                                                               6,763,628

Multimedia--    3,000,000     AOL Time Warner Inc., 6.75% due 4/15/2011                        2,944,140
1.9%

Oil--           1,000,000     Ashland Inc., 4.54% due 3/07/2003 (a)                              998,861
Integrated--      280,000     Halliburton Company, 6.75% due 2/01/2027                           287,924
4.7%            2,400,000     Kinder Morgan Energy, 6.75% due 3/15/2011                        2,363,064
                1,100,000     Pennzoil-Quaker State, 9.40% due 12/01/2002                      1,110,604
                2,750,000     Williams Companies, 7.75% due 6/15/2031                          2,654,410
                                                                                            ------------
                                                                                               7,414,863


June 30, 2001  Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                  Face
Industries       Amount                      Investments                                        Value

CORPORATE BONDS & NOTES (concluded)
Real Estate   $   675,000     Avalonbay Communities, 6.58% due 2/15/2004                    $    677,842
Investment
Trust--0.4%

Telephone       3,200,000     Cox Communications Inc., 6.75% due
Communi-                      3/15/2011                                                        3,124,576
cations--2.0%

Transpor-         250,000     Delta Airlines, 9.90% due 1/02/2002                                254,040
tation--1.0%    1,300,000     Norfolk Southern Corporation, 7.35% due
                              5/15/2007                                                        1,346,254
                                                                                            ------------
                                                                                               1,600,294

Trucking &      1,000,000     Amerco, 8.80% due 2/04/2005                                        994,207
Leasing--0.6%

Utilities--     2,450,000     WorldCom, Inc., 8.25% due 5/15/2010                              2,529,037
Telecommuni-
cation--1.6%

                              Total Corporate Bonds & Notes
                              (Cost--$55,439,816)                                             55,084,620

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES++--24.5%

Collateralized                Fannie Mae:
Mortgage        1,292,567         2001-18 ZA, 7% due 6/25/2030                                 1,279,033
Obligations--      36,426         G93-27 SB, 6.957% due 8/25/2023 (a)                             30,432
16.1%           5,500,000         G94-9 PH, 6.50% due 9/17/2021                                5,601,310
                              Freddie Mac:
                  824,712         1261-J, 8% due 7/15/2021                                       837,092
                  931,979         1552 QB, 13.43% due 8/15/2023                                  933,705
                   79,934         1564-SE, 8.134% due 8/15/2008 (a)                               80,601
                  389,364         1573-GC, 9.42% due 1/15/2023 (a)                               386,007
                2,023,800         2160, 15.47% due 6/15/2029                                   2,011,537
                  698,208         2264 SM, 9.50% due 10/15/2030                                  699,297
                4,375,000         2295 PN, 5.75% due 6/15/2021                                 4,332,694


June 30, 2001  Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                  Face
Industries       Amount                      Investments                                        Value

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (concluded)
Collateralized                Freddie Mac(concluded):
Mortgage      $ 1,396,437         2295 SJ, 12.903% due 3/15/2031                            $  1,235,397
Obligations     1,006,170         2295 Z, 6.50% due 3/15/2031                                  1,001,024
(concluded)     2,750,000         2319 JZ, 6.50% due 5/15/2031                                 2,674,375
                              Government National Mortgage Association:
                2,792,518         2001-5 SB, 21.897% due 4/20/2028                             3,026,614
                1,200,000         2001-7 TV, 6% due 2/20/2025                                  1,194,375
                                                                                            ------------
                                                                                              25,323,493

Pass-Through                  Fannie Mae:
Securities--    3,209,868         6% due 10/01/2013                                            3,188,997
8.4%            7,525,000         6.50% due 12/31/2030                                         7,409,717
                              Freddie Mac:
                1,489,620         1999-15 SL, 12.74%due 4/25/2029                              1,303,418
                1,364,219         1999-64 SM, 13.132% due 1/25/2030                            1,309,274
                                                                                            ------------
                                                                                              13,211,406

Stripped          112,676     Fannie Mae, 1998-48 CI, 6.50% due
Mortgage-                     8/25/2028 (c)                                                       18,425
Backed
Securities--
0.0%

                              Total Government Agency Mortgage-Backed
                              Securities (Cost--$38,529,074)                                  38,553,324

GOVERNMENT AGENCY OBLIGATIONS--12.3%

Government      3,875,000     Fannie Mae, 6.25% due 2/01/2011                               $  3,825,943
Agency                        Freddie Mac:
Obligations--   5,550,000         5.75% due 4/15/2008                                          5,511,816
12.3%           4,905,000         7% due 3/15/2010                                             5,188,558
                4,650,000         6.75% due 3/15/2031                                          4,740,815

                              Total Government Agency Obligations
                              (Cost--$19,249,896)                                             19,267,132



June 30, 2001  Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                  Face
Industries       Amount                      Investments                                        Value

NON-AGENCY MORTGAGE-BACKED SECURITIES++--10.5%
Asset-Backed  $    84,736     CPS Auto Trust, 1998-1 A, 6% due 8/15/2003                    $     85,198
Securities--      750,000     CS First Boston Mortgage Securities Corporation,
9.0%                          1995-WF1 D, 7.532% due 12/21/2027                                  781,944
                2,066,720     Chase Commercial Mortgage Securities
                              Corporation, 1998-2 A1, 6.025% due 8/18/2007                     2,072,391
                   98,978     Commercial Mortgage Acceptance Corporation
                              1996-C2 A2, 6.729% due 9/15/2023 (a)                               101,329
                1,462,519     Delta Funding Home Equity Loan Trust, 1991-1
                              A2F, 5.98% due 2/15/2023                                         1,474,663
                2,370,251     First Union NB-Bank of America Commercial
                              Mortgage Trust, 2001-C1 A1, 5.711% due
                              3/15/2033                                                        2,319,883
                  368,415     Fund America Investors Trust I, 1998-NMC1 M1,
                              4.413% due 6/25/2028 (a)                                           365,828
                3,158,708     GS Mortgage Securities Corporation II, 1998-C1
                              A1, 6.06% due 10/18/2030                                         3,180,250
                   22,431     Green Tree Financial Corporation, 1995-4 A4,
                              6.75% due 6/15/2025                                                 22,479
                  450,000     Green Tree Recreational Equipment and Consumer
                              Trust, 1996-B, 7.70% due 7/15/2018                                 443,425
                  850,000     Nomura Asset Securities Corporation,
                              1995-MD3 A1B, 8.15% due 3/04/2020                                  905,138
                              Resolution Trust Corporation:
                1,870,067         1994-C1 E, 8% due 6/25/2026                                  1,858,529
                  463,264         1994-C2 G, 8% due 4/25/2025                                    459,832
                                                                                            ------------
                                                                                              14,070,889

Collateralized     85,896     Blackrock Capital Finance L.P., 1997-R2 AP,
Mortgage                      13.33% due 12/25/2035 (a)                                           87,184
Obligations--     200,000     CMC Securities Corporation IV, 1994-G A4, 7%
1.5%                          due 9/25/2024                                                      194,940
                  146,264     Collateralized Mortgage Obligation Trust, 57 D,
                              9.90% due 2/01/2019                                                152,507
                  169,843     GE Capital Mortgage Services, Inc., 1994-24 A4,
                              7% due 7/25/2024                                                   167,540


June 30, 2001  Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                  Face
Industries       Amount                      Investments                                        Value

NON-AGENCY MORTGAGE-BACKED SECURITIES (concluded)
Collateralized                Housing Securities Inc.:
Mortgage      $   338,492         1994-1 AB2, 6.50% due 3/25/2009                           $    250,484
Obligations       183,288         1994-2 B1, 6.50% due 7/25/2009                                 144,797
(concluded)       422,724     Independent National Mortgage Corporation,
                              1995-F A5, 8.25% due 5/25/2010                                     430,116
                  372,515     Ocwen Residential MBS Corporation, 1998-R2 AP,
                              8.081% due 11/25/2034 (a)(b)                                       367,858
                  600,000     Washington Mutual, 2000-1 B1, 8.089% due
                              1/25/2040 (a)(b)                                                   595,500
                                                                                            ------------
                                                                                               2,390,926

                              Total Non-Agency Mortgage-Backed Securities
                              (Cost--$16,486,335)                                             16,461,815

PREFERRED STOCKS--0.2%

                    Shares
                     Held

                      500     Home Ownership Funding 2                                           373,500

                              Total Preferred Stocks  (Cost--$500,000)                           373,500

US TREASURY OBLIGATIONS--17.7%

                    Face
                   Amount

US Treasury   $15,000,000     US Strip Principal, 0% due 8/15/2009 (d)                         9,673,350
Obligations--                 US Treasury Bonds:
17.7%             800,000         7.25% due 5/15/2016                                            911,248
                  500,000         8.75% due 8/15/2020                                            662,110
                7,000,000     US Treasury Inflation Index Notes, 3.625% due
                              1/15/2008 (d)                                                    7,835,315
                              US Treasury Notes:
                2,500,000         5.75% due 11/15/2005                                         2,560,525
                1,950,000         6.625% due 5/15/2007                                         2,094,729
                  820,000         6% due 8/15/2009                                               860,483
                3,350,000         5% due 2/15/2011                                             3,250,003

                              Total US Treasury Obligations
                              (Cost--$28,005,629)                                             27,847,763

SHORT-TERM INVESTMENTS--4.4%

Commercial    $ 4,650,000     Powergen US Funding LLC, 4.05% due
Paper*--                      8/07/2001                                                     $  4,631,168
4.4%            2,300,000     Safeway Incorporated, 4.30% due 7/02/2001                        2,300,000
                                                                                               6,931,168

                              Total Short-Term Investments
                              (Cost--$6,931,168)                                               6,931,168

                              Total Investments
                              (Cost--$165,141,918)--104.6%                                   164,519,322
                              Time Deposit**--0.1%                                                71,229
                              Variation Margin on Financial Futures
                              Contracts++++--0.0%                                                 36,092
                              Liabilities in Excess of Other Assets--(4.7%)                  (7,395,208)
                                                                                            ------------
                              Net Assets--100.0%                                            $157,231,435
                                                                                            ============

*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
**Time deposit bears interest at 2.75% and matures on 7/02/2001.
++Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments.
As a result, the average life may be substantially less than the original maturity.
++++Financial futures contracts purchased as of June 30, 2001 were as follows:

Number of                                Expiration
Contracts           Issue                   Date                Value

    375        US Treasury Notes       September 2001     $   38,630,858

Total Financial Futures Contracts Purchased
(Total Contract Price--$39,188,486)                       $   38,630,858
                                                          ==============

Financial futures contracts sold as of June 30, 2001 were as follows:

Number of                                Expiration
Contracts            Issue                  Date                Value

      265      US Treasury Notes      September 2001      $   26,582,813

Total Financial Futures Contracts Sold
(Total Contract Price--$27,079,258)                       $   26,582,813
                                                          ==============

(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents the interest only portion of a mortgage-backed obligation.
(d)All or a portion of security held as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.


June 30, 2001  Mercury Total Return Bond Fund


STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001
TOTAL RETURN BOND MASTER PORTFOLIO
Assets:
Investments, at value (identified cost--$165,141,918)                                      $  164,519,322
Cash                                                                                                  422
Time deposit                                                                                       71,229
Receivables:
 Securities sold                                                          $    9,518,841
 Contributions                                                                 2,435,595
 Interest                                                                      1,966,683
 Paydowns                                                                        213,793
 Variation margin                                                                 36,092       14,171,004
                                                                          --------------   --------------
Total assets                                                                                  178,761,977
                                                                                           --------------

Liabilities:
Payables:
 Securities purchased                                                         20,190,054
 Withdrawals                                                                   1,212,694
 Investment adviser                                                               72,929       21,475,677
                                                                          --------------
Accrued expenses and other liabilities                                                             54,865
                                                                                           --------------
Total liabilities                                                                              21,530,542
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  157,231,435
                                                                                           ==============

Net Assets Consist of:
Partners' capital                                                                          $  157,915,214
Unrealized depreciation on investments--net                                                     (683,779)
                                                                                           --------------
Net assets                                                                                 $  157,231,435
                                                                                           ==============

See Notes to Financial Statements.



June 30, 2001  Mercury Total Return Bond Fund


STATEMENT OF OPERATIONS
For the Period October 6, 2000++ to June 30, 2001
Total Return Bond Master Portfolio
Investment Income:
Interest and discount earned                                                               $    8,188,873
Dividends                                                                                          61,268
                                                                                           --------------
Total income                                                                                    8,250,141
                                                                                           --------------

Expenses:
Investment advisory fees                                                  $      353,026
Accounting services                                                              105,583
Custodian fees                                                                     8,354
Trustees' fees and expenses                                                        8,026
Offering costs                                                                     5,179
Pricing fees                                                                       4,852
Professional fees                                                                  1,630
Other                                                                              6,309
                                                                          --------------
Total expenses                                                                                    492,959
                                                                                           --------------
Investment income--net                                                                          7,757,182
                                                                                           --------------

Realized & Unrealized Gain on Investments--Net:
Realized gain on investments--net                                                                 895,917
Change in unrealized depreciation on investments--net                                           1,080,545
                                                                                           --------------
Net Increase in Net Assets Resulting from Operations                                       $    9,733,644
                                                                                           ==============
++Commencement of operations.

See Notes to Financial Statements.


JUNE 30, 2001  MERCURY TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
TOTAL RETURN BOND MASTER PORTFOLIO
                                                                                          For the Period
                                                                                          October 6, 2001++
Increase in Net Assets:                                                                  to July 30, 2000
Operations:
Investment income--net                                                                     $    7,757,182
Realized gain on investments--net                                                                 895,917
Change in unrealized depreciation on investments--net                                           1,080,545
                                                                                           --------------
Net increase in net assets resulting from operations                                            9,733,644
                                                                                           --------------

Net Capital Contributions:
Increase in net assets derived from capital contributions                                     147,447,691
                                                                                           --------------

Net Assets:
Total increase in net assets                                                                  157,181,335
Beginning of period                                                                                50,100
                                                                                           --------------
End of period                                                                              $  157,231,435
                                                                                           ==============

++Commencement of operations.

See Notes to Financial Statements.


JUNE 30, 2001  MERCURY TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND MASTER PORTFOLIO
The following ratios have been derived from information provided in the financial statements.
                                                                                           For the Period
                                                                                          October 6, 2001++
                                                                                          to July 30, 2000
Ratios to Average Net Assets:
Expenses                                                                                            .42%*
                                                                                           ==============
Investment income--net                                                                             6.59%*
                                                                                           ==============

Supplemental Data:
Net assets, end of period (in thousands)                                                   $      157,231
                                                                                           ==============
Portfolio turnover                                                                                276.08%
                                                                                           ==============

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.

JUNE 30, 2001  MERCURY TOTAL RETURN BOND FUND



NOTES TO FINANCIAL STATEMENTS

TOTAL RETURN BOND MASTER PORTFOLIO

1  Significant Accounting Policies:
Total Return Bond Master Portfolio (the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. On October 6, 2000, the Portfolio received all of the assets of a registered investment company that converted to a master/feeder structure. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to seek to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


June 30, 2001  Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(c) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

2 Investment Advisory Agreement and Transactions with Affiliates:
The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .30% of the average daily value of the Portfolio's net assets.

Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the period October 6, 2000 to June 30, 2001, the Portfolio reimbursed FAM an aggregate of $36,178 for the above-described services. The Master Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 6, 2000 to June 30, 2001 were $599,391,639 and $581,982,695, respectively.


June 30, 2001  Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Net realized gains (losses) for the period October 6, 2000 to June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

                                               Realized       Unrealized
                                            Gains (Losses)      Losses

Long-term investments                    $    1,036,992   $    (622,596)
Financial futures contracts                   (141,075)         (61,183)
                                         ------------------------------
Total investments                        $      895,917   $    (683,779)
                                         ==============================

As of June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $630,952, of which $833,984 related to appreciated securities and $1,464,936 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $165,150,274.

4 Short-Term Borrowings:
On December 1, 2000, the Master Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the period October 6, 2000 to June 30, 2001.

5 Change in Independent Auditors:
On July 31, 2001, the Board of Trustees of the Master Trust, upon the recommendation of the Board's audit committee, approved a change of the Fund's independent auditors to Ernst & Young LLP. There were no disagreements between Fund management and PricewaterhouseCoopers LLP prior to their resignation.

June 30, 2001  Mercury Total Return Bond Fund



REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees of Fund Asset Management Master Trust and Investors of Total Return Bond Master Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Bond Master Portfolio as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Bond Master Portfolio at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 6, 2000 to June 30, 2001, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG

MetroPark, New Jersey
August 17, 2001



June 30, 2001  Mercury Total Return Bond Fund